Oppenheimer Holdings Inc. First Quarter 2026 Investor Update

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. ("Oppenheimer” or the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forward-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2026 (the “2025 10-K”) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 filed with the SEC on May 1, 2026 (the “2026 10-Q1”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations” of the 2026 10-Q1. Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2025 10-K, the 2026 10-Q1 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. • Hong Kong, China• London, UK • Geneva, Switzerland • St. Helier, Isle of Jersey • Tel Aviv, Israel $20.6 million Net Loss in 1Q-26 $445.1 million Revenue in 1Q-26 Business Overview Oppenheimer Snapshot (as of March 31, 2026) Listed NYSE Ticker: OPY Stockholders' Equity ($M):(1) $952.4 Market Cap ($M): $955.01 Book Value per Share: $88.95 Tangible Book Value per Share:(2) $72.28 Share Price: $89.19 1Q-26 (Loss) Earnings per Share (Basic):(1) $(1.93) 1Q-26 Adjusted Earnings per Share (Basic) (Non-GAAP):(1)(3) $4.46 1Q-26 (Loss) Earnings per Share (Diluted):(1) $(1.93) 1Q-26 Adjusted Earnings per Share (Diluted) (Non-GAAP):(1)(3) $4.21 P/E Ratio (TTM): 9.62 Dividend Yield (TTM): 0.81% Employees: 2,958 # of Financial Advisors: 932 Retail Branches in the US: 88 Client Assets under Administration ($B): $139.8 Assets Under Management ($B): $54.1 . 3 (1) Attributable to Oppenheimer Holdings Inc. (2) Represents book value less goodwill and intangible assets dividend by number of shares outstanding (3) Non-GAAP measures exclude a $70 million (pre-tax) accrual related to the "cash sweep" litigation settlement and $22.3 million (pre-tax) expense associated with the mark-to-market remeasurement of liability-based stock appreciation rights. Refer to the schedule on p. 10-11 for additional explanation of non-GAAP financial measures and a reconciliation of adjusted earnings per share to U.S. GAAP.

Summary Operating Results: 1Q-26 vs 1Q-25 (Unaudited)

OPPENHEIMER

($000's, except otherwise indicated)

For the 3-Months Ended

REVENUE		3/31/2026		3/31/2025	% Change
Commissions	$	128,341	$	110,878	15.7 %
Advisory fees		141,718		128,803	10.0 %
Investment banking		97,720		47,623	105.2 %
Bank deposit sweep income		26,118		30,075	(13.2) %
Interest		37,531		36,369	3.2 %
Principal transactions, net		10,787		8,975	20.2 %
Other		2,880		5,102	(43.6)%
Total Revenue		**445,095**		**367,825**	**21.0 %**
EXPENSES					
Compensation and related expenses(2)		296,001		227,091	30.3 %
Non-compensation related expenses(3)		176,095		99,358	77.2 %
Total Expenses		**472,096**		**326,449**	**44.6 %**
Pre-tax (loss) income		(27,001)		41,376	(165.3) %
Net (loss) income attributable to Oppenheimer Holdings Inc.	**$**	**(20,578)**	**$**	**30,655**	**(167.1)%**
(Loss) Earnings per share (Basic) [1]	$	(1.93)	$	2.93	(165.9) %
(Loss) Earnings per share (Diluted) [1]	$	(1.93)	$	2.72	(171.0) %

[1] Attributable to Oppenheimer Holdings Inc.

[2] During the quarter-ended March 31, 2026, the Company incurred a $22.3 million (pre-tax) expense associated with a recurring liability-based employee compensation award program for financial advisors that are tied to our stock price.

[3] During the quarter-ended March 31, 2026, the Company incurred a $70 million (pre-tax) expense associated with a legal accrual for the settlement of the "cash sweep" class action litigation.

Highlights

Higher revenue for the first quarter of 2026 was driven by significantly higher investment banking fees, increased transaction-based commissions and greater advisory fees reflecting growth in billable assets under management ("AUM")

Assets under management and administration both increased year-over-year as of March 31, 2026, primarily due to market appreciation

Compensation expenses rose from the prior year quarter due mainly to elevated costs associated with stock appreciation rights[2] tied to the Company's share price, higher production-related costs and greater incentive compensation accruals

Non-compensation expenses significantly increased from the prior year quarter primarily due to legal costs associated with our settlement of the "cash sweep" class action litigation[3]

The Board of Directors increased the quarterly dividend to be paid on May 29, 2026 by 11.1% to $0.20 per common share

The effective tax rate for the current period was 23.8%, slightly lower when compared with 25.9% for the prior year period due to the impact of a discrete legal charge related to the "cash sweep" settlement recorded during the quarter

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5 Select Financial Measures Earnings (Loss) per Share ("EPS") ($)1 Net Income (Loss) ($M)1Revenue ($M) Stockholders’ Equity ($M)1 1 Attributable to Oppenheimer Holdings Inc. 2 Non-GAAP measure excludes a $70 million (pre-tax) accrual related to the "cash sweep" litigation settlement and $22.3 million (pre-tax) expense associated with the mark-to-market remeasurement of liability-based stock appreciation rights. Refer to the schedule on p. 10-11 for additional explanation of non-GAAP financial measures and a reconciliation of adjusted net income and adjusted earnings per share to U.S. GAAP. 2 1Q-26 Non-GAAP Adjusted EPS 2

6 Segment Revenue Breakdown 1Q-26 vs 1Q-25 Pre-Tax Income/Loss Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) Wealth Management Capital Markets 1Q-26 Revenue $445.1 MM 1Q-25 Revenue $367.8 MM $2.3 Corp/Other $2.5 Corp/Other 42% 57% 34% 66%

Wealth Management Well-recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Retail Services • Full-Service Brokerage • Financial Planning, Retirement Services, Insurance Solutions, Corporate & Executive Services & Trust Services • Margin & Securities Lending Advisory Services • Investment Policy Design & Implementation • Asset Allocation & Portfolio Construction • Research, Diligence & Manager Selection • Portfolio Monitoring & Reporting Retail Investments • Hedge Funds & Fund-of-Funds • Private Equity • Private Market Opportunity (Qualified Investors only) to source investments across the private markets continuum Wealth Management Revenue ($M) Pre-Tax Income ($M) and Pre-Tax Margin (%) 932 Financial Advisors At 3/31/2026 $139.8B Assets under Administration At 3/31/2026 $54.1B Assets under Management At 3/31/2026 10.0% Advisory Fees 1Q-26 vs 1Q-25 7 23% 25% 27% 28% 28% 17%

23.0% Sales & Trading Revenues 1Q-26 vs 1Q-25 109.4% Investment Banking Revenues 1Q-26 vs 1Q-25 Capital Markets A leading capital markets business providing sophisticated investment banking, research and trading solutions Healthcare Technology Transportation & Logistics Financial Institutions Consumer & Retail Industrials & Energy Capital Markets Revenue Breakdown 1Q-26 ($M) Capital Markets Revenue ($M) Investment Banking Focus IndustriesInstitutional Equities • Sales and Trading • Equity Research − 36 senior research analysts covering ~675 companies • Corporate Access (Conferences & NDRs) Investment Banking • Mergers & Acquisitions • Equity Capital Markets • Debt Capital Markets • Restructuring & Special Situations Fixed Income • Taxable Fixed Income Sales & Trading • Non-Taxable Fixed Income Sales & Trading • Public Finance Eq ity Services 1Q-26 $189.1M 8 $45.7 24%

9 Capital Structure Book & Tangible Book Value per Share ($) Dividends and Stock Repurchases • The Board of Directors announced a $0.02 or 11.1% increase in the quarterly dividend to $0.20 per share effective for the first quarter of 2026 payable on May 29, 2026 to holders of Class A non-voting and Class B voting common stock of record on May 15, 2026 • There were no OPY Class A stock repurchases during the quarterended March 31, 2026 As of March 31, 2026 ($ in thousands) Total Assets: $ 3,815,278 Stockholders’ Equity:(1) $ 952,426 Broker-Dealer Regulatory Capital ($ in millions) Regulatory Net Capital: $ 437.2 Regulatory Excess Net Capital: $ 403.9 88.95 72.41 76.72 82.31 93.81 82.87 Average Short-term Borrowings (1) Attributable to Oppenheimer Holdings Inc.

10 Explanation of Non-GAAP Financial Measures The Company included certain non-GAAP financial measures within this presentation to supplement the U.S. Generally Accepted Accounting Principles ("GAAP") financial information. Adjusted results begin with information prepared in accordance with U.S. GAAP, and such results are adjusted to exclude, or include, certain items. Specifically, we included non-GAAP measures that adjust the Company’s net income and earnings per share to exclude the expense associated with the settlement of the class action “cash sweep” litigation because management does not view this as ordinary-course litigation for the Company given the nature of the claims and the manner in which the action was brought. We also included non-GAAP measures that exclude compensation expense related to the recurring, mark-to-market remeasurement of liability-based stock appreciation rights from net income and earnings per share because the period-to-period variability in this expense is largely driven by factors outside the Company’s direct control, including changes in the fair value of and underlying volatility levels in Oppenheimer Holdings Inc.’s Class A common stock price. For this reason, management expects to provide this non-GAAP measure in future reporting periods, subject to ongoing evaluation. The Company believes that these non-GAAP financial measures provide additional useful information for investors because they permit investors to view the Company's financial performance measures on a basis consistent with how management views the operating performance of the Firm. These non-GAAP financial measures, when presented in conjunction with comparable U.S. GAAP measures, are also useful to investors when comparing the Company’s results across different financial reporting periods on a consistent basis. The tables on the following slide reconcile our non-GAAP financial measures to their respective U.S. GAAP measures. These non- GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, as a substitute for, or superior to, the analysis of U.S. GAAP financial measures.

11 Net (Loss) Income Attributable to Oppenheimer Holdings Inc. and (Loss) Earnings Per Share U.S. GAAP Reconciliation For the Three Month Ended March 31, 2026 For the Three Month Ended March 31, 2025 Net (loss) income attributable to Oppenheimer Holdings Inc. (U.S. GAAP) $ (20,578) $ 30,655 Non-GAAP adjustments: Class action sweep litigation settlement $ 70,000 $ — Liability-based stock appreciation rights expense $ 22,285 $ (2,742) Tax impact of Non-GAAP adjustments (1) $ (24,216) $ 714 Adjusted net income attributable to Oppenheimer Holdings Inc. (Non-GAAP) $ 47,491 $ 28,627 Basic (loss) earnings per share (U.S. GAAP) $ (1.93) $ 2.93 Impact of Non-GAAP adjustments $ 6.39 $ (0.19) Adjusted basic earnings per share (Non-GAAP) $ 4.46 $ 2.74 Diluted (loss) earnings per share (U.S. GAAP) $ (1.93) $ 2.72 Impact of Non-GAAP adjustments $ 6.14 $ (0.18) Adjusted diluted earnings per share (Non-GAAP) $ 4.21 $ 2.54 Weighted average share outstanding Basic (U.S. GAAP and Non-GAAP) 10,642,909 10,465,771 Diluted (U.S. GAAP) 10,642,909 11,277,939 Diluted (Non-GAAP) (2) 11,288,897 11,277,939 ('000s, except per share amounts) Reconciliation of net (loss) income attributable to Oppenheimer Holdings Inc. to adjusted net income attributable to Oppenheimer Holdings Inc., reconciliation of basic (loss) earnings per share to adjusted basic earnings per share, and reconciliation of diluted (loss) earnings per share to adjusted diluted earnings per share are as follows: (1) The tax impact is estimated using the statutory rates for the applicable entities (2) Includes 645,988 shares which were previously anti-dilutive due to the net loss, however, the Non-GAAP adjustments result in adjusted net income and those shares are now dilutive

For more information contact Investor Relations at info@opco.com